UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00859

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2023
Massachusetts Investors
Growth Stock Fund
MIG-ANN

Massachusetts Investors
Growth Stock Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	14.0%
Apple, Inc.	5.8%
Alphabet, Inc., “A”	5.0%
Visa, Inc., “A”	4.6%
Accenture PLC, “A”	4.1%
Amphenol Corp., “A”	2.5%
Church & Dwight Co., Inc.	2.4%
Aon PLC	2.3%
NIKE, Inc., “B”	2.3%
Agilent Technologies, Inc.	2.2%
GICS equity sectors (g)
Information Technology	36.4%
Financials	14.1%
Health Care	12.2%
Consumer Discretionary	8.8%
Communication Services	8.2%
Industrials	7.7%
Consumer Staples	6.2%
Real Estate	1.9%
Materials	1.7%
Utilities	1.4%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of November 30, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2023, Class A shares of the Massachusetts Investors Growth Stock Fund (fund) provided a total return of 14.38%, at net asset value. This compares with a return of 26.17% for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 1000® Growth Index, security selection and, to a lesser extent, an underweight position in the information technology sector detracted from performance, led by the timing of the fund’s underweight position in computer graphics processor maker NVIDIA. The stock price of NVIDIA climbed as the company reported very impressive earnings results, primarily due to stronger-than-expected revenue growth within its data center, generative AI (Artificial Intelligence), and networking segments. Additionally, NVIDIA’s revenue and earnings guidance were significantly above expectations, driven by continued robust demand related to generative AI, which further supported the stock.

Management Review - continued
Security selection within both the consumer discretionary and communication services sectors also held back relative returns. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and the fund’s overweight position in vehicle components manufacturer Aptiv weakened relative returns. The share price of Amazon.com climbed as the company benefited from price optimization efforts within its Amazon Web Services division, combined with network regionalization and faster delivery speeds. The company also reported strong net sales through third-party sellers and subscription services that further aided its overall performance. Within the communication services sector, not owning shares of strong-performing social networking service provider Meta Platforms dampened relative performance.
Overweight positions and security selection within both the financials and consumer staples sectors further dampened the fund’s relative returns. Within the financials sector, an overweight position in weak-performing financial services provider Charles Schwab hindered relative returns. Within the consumer staples sector, an overweight position in beauty products maker Estee Lauder Companies and the fund’s holdings of spices, seasoning, and flavoring products manufacturer McCormick(b) weighed on relative performance. The share price of Estee Lauder Companies declined as the firm lowered its sales outlook due to a slower-than-expected demand recovery from Chinese consumers. The beauty products maker also experienced a significant reduction in the company's travel retail inventories that were affected by a challenging revival post-COVID-19, which notably undercut gains in its North American markets.
Stocks in other sectors that were among the fund’s top relative detractors included an overweight position in life sciences and diagnostics solutions provider Agilent Technologies and the fund’s holdings of transcontinental railway operator Canadian Pacific Kansas City(b) and power and natural gas distributor Xcel Energy(b).
Contributors to Performance
Not owning any securities within the weak-performing energy sector contributed to relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors for the reporting period.
Security selection within the industrials sector also supported relative returns. Within this sector, not owning shares of agricultural equipment manufacturer Deere & Co, and the fund’s position in diversified industrial manufacturer Eaton(b), aided relative returns. The share price of Deere & Co came under pressure over declining net income growth and shrinking margins. Additionally, seasonal inventory build-up and a skeptical outlook around agricultural machinery volumes appeared to have further weighed on the stock.
Elsewhere, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical company AbbVie, building materials and home improvements retailer Home Depot, beverage manufacturer Coca-Cola, merchandise store operator Dollar General, biotechnology firm Amgen, and solar designer and manufacturer Enphase Energy supported relative performance. The share price of UnitedHealth Group declined as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment. Additionally, tougher government Medicare reimbursement policies and increased costs related to elective surgery claims that were delayed due to COVID-19 negatively

Management Review - continued
affected UnitedHealth Group’s revenue growth. The fund’s overweight position in software company Adobe Systems also helped relative performance as the company reported strong performance across the board, driven by operating margin expansion and significant technological advancements around generative AI.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 11/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/01/1935	14.38%	14.11%	12.75%
B	9/07/1993	13.54%	13.25%	11.90%
C	11/03/1997	13.53%	13.25%	11.89%
I	1/02/1997	14.66%	14.38%	13.01%
R1	4/01/2005	13.52%	13.25%	11.89%
R2	10/31/2003	14.10%	13.81%	12.45%
R3	4/01/2005	14.40%	14.10%	12.73%
R4	4/01/2005	14.67%	14.38%	13.01%
R6	6/01/2012	14.75%	14.49%	13.12%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	26.17%	16.36%	14.69%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	7.80%	12.76%	12.08%
B With CDSC (Declining over six years from 4% to 0%) (v)	9.54%	13.01%	11.90%
C With CDSC (1% for 12 months) (v)	12.53%	13.25%	11.89%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
June 1, 2023 through November 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2023 through November 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/23	Ending Account Value 11/30/23	Expenses Paid During Period (p) 6/01/23-11/30/23
A	Actual	0.72%	$1,000.00	$1,096.60	$3.78
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
B	Actual	1.47%	$1,000.00	$1,092.60	$7.71
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
C	Actual	1.47%	$1,000.00	$1,092.84	$7.71
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
I	Actual	0.47%	$1,000.00	$1,098.33	$2.47
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R1	Actual	1.46%	$1,000.00	$1,092.65	$7.66
	Hypothetical (h)	1.46%	$1,000.00	$1,017.75	$7.38
R2	Actual	0.97%	$1,000.00	$1,095.58	$5.10
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R3	Actual	0.72%	$1,000.00	$1,096.71	$3.78
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R4	Actual	0.47%	$1,000.00	$1,098.30	$2.47
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R6	Actual	0.38%	$1,000.00	$1,098.65	$2.00
	Hypothetical (h)	0.38%	$1,000.00	$1,023.16	$1.93
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
11/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Apparel Manufacturers – 3.5%
LVMH Moet Hennessy Louis Vuitton SE	185,324	$141,752,280
NIKE, Inc., “B”	2,428,449	267,785,071
		$409,537,351
Automotive – 1.2%
Aptiv PLC (a)	1,783,054	$147,708,193
Broadcasting – 1.2%
Walt Disney Co.	1,538,598	$142,612,649
Brokerage & Asset Managers – 1.8%
Brookfield Asset Management Ltd. (l)	2,683,964	$93,971,870
Charles Schwab Corp.	1,950,993	119,634,891
		$213,606,761
Business Services – 6.6%
Accenture PLC, “A”	1,432,062	$477,077,135
Equifax, Inc.	385,870	84,007,758
Fiserv, Inc. (a)	1,305,667	170,533,167
Verisk Analytics, Inc., “A”	191,685	46,278,509
		$777,896,569
Computer Software – 15.6%
Adobe Systems, Inc. (a)	315,112	$192,536,583
Microsoft Corp.	4,345,307	1,646,480,276
		$1,839,016,859
Computer Software - Systems – 5.8%
Apple, Inc.	3,592,992	$682,488,830
Construction – 2.8%
Otis Worldwide Corp.	1,624,876	$139,398,112
Sherwin-Williams Co.	701,094	195,465,007
		$334,863,119
Consumer Products – 3.5%
Church & Dwight Co., Inc.	2,942,951	$284,377,355
Estee Lauder Cos., Inc., “A”	977,621	124,832,426
		$409,209,781

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 6.0%
Amphenol Corp., “A”	3,277,543	$298,223,638
Fortive Corp.	840,707	57,991,969
Hubbell, Inc.	365,467	109,640,100
Schneider Electric SE	496,012	91,039,466
TE Connectivity Ltd.	1,179,451	154,508,081
		$711,403,254
Electronics – 5.2%
Analog Devices, Inc.	1,339,284	$245,597,900
NVIDIA Corp.	258,307	120,810,184
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,732,535	168,592,981
Texas Instruments, Inc.	483,054	73,767,176
		$608,768,241
Food & Beverages – 2.8%
McCormick & Co., Inc.	3,053,804	$197,978,114
PepsiCo, Inc.	770,239	129,623,521
		$327,601,635
Insurance – 3.6%
Aon PLC	832,751	$273,550,376
Marsh & McLennan Cos., Inc.	752,626	150,088,677
		$423,639,053
Internet – 8.2%
Alphabet, Inc., “A” (a)	4,469,975	$592,405,787
Gartner, Inc. (a)	533,970	232,191,515
Tencent Holdings Ltd.	3,293,200	137,861,354
		$962,458,656
Leisure & Toys – 0.8%
Electronic Arts, Inc.	675,904	$93,281,511
Machinery & Tools – 2.1%
Eaton Corp. PLC	816,914	$186,003,149
Veralto Corp. (a)	781,721	60,387,947
		$246,391,096
Medical & Health Technology & Services – 2.0%
ICON PLC (a)	892,829	$238,331,773
Medical Equipment – 10.2%
Abbott Laboratories	920,391	$95,987,577
Agilent Technologies, Inc.	2,059,270	263,174,706
Becton, Dickinson and Co.	625,798	147,800,972

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Boston Scientific Corp. (a)	3,847,863	$215,057,063
Danaher Corp.	510,665	114,036,601
STERIS PLC	947,941	190,479,265
Stryker Corp.	161,171	47,759,803
Thermo Fisher Scientific, Inc.	268,036	132,881,527
		$1,207,177,514
Other Banks & Diversified Financials – 7.3%
Mastercard, Inc., “A”	354,777	$146,817,366
Moody's Corp.	463,779	169,260,784
Visa, Inc., “A”	2,105,095	540,335,784
		$856,413,934
Railroad & Shipping – 1.1%
Canadian Pacific Kansas City Ltd.	1,872,382	$134,811,504
Restaurants – 0.9%
Starbucks Corp.	1,091,558	$108,391,709
Specialty Stores – 3.1%
Ross Stores, Inc.	1,713,463	$223,401,306
TJX Cos., Inc.	1,676,126	147,683,462
		$371,084,768
Telecommunications - Wireless – 1.9%
American Tower Corp., REIT	1,090,849	$227,747,454
Utilities - Electric Power – 1.4%
Xcel Energy, Inc.	2,769,321	$168,485,490
Total Common Stocks (Identified Cost, $6,442,558,228)		$11,642,927,704
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.46% (v) (Identified Cost, $79,213,691)	79,208,539	$79,216,460
Collateral for Securities Loaned – 0.8%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.29% (j) (Identified Cost, $90,405,525)	90,405,525	$90,405,525

Other Assets, Less Liabilities – (0.1)%		(6,045,859)
Net Assets – 100.0%		$11,806,503,830

(a)	Non-income producing security.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $79,216,460 and $11,733,333,229, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $84,476,154 of securities on loan (identified cost, $6,532,963,753)	$11,733,333,229
Investments in affiliated issuers, at value (identified cost, $79,213,691)	79,216,460
Receivables for
Fund shares sold	92,756,223
Interest and dividends	13,473,425
Total assets	$11,918,779,337
Liabilities
Payables for
Fund shares reacquired	$19,022,237
Collateral for securities loaned, at value	90,405,525
Payable to affiliates
Investment adviser	211,107
Administrative services fee	3,389
Shareholder servicing costs	1,622,825
Distribution and service fees	78,873
Payable for independent Trustees' compensation	2,796
Accrued expenses and other liabilities	928,755
Total liabilities	$112,275,507
Net assets	$11,806,503,830
Net assets consist of
Paid-in capital	$6,151,235,401
Total distributable earnings (loss)	5,655,268,429
Net assets	$11,806,503,830
Shares of beneficial interest outstanding	292,874,321

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,680,572,341	118,132,044	$39.62
Class B	14,849,013	476,715	31.15
Class C	53,148,919	1,723,445	30.84
Class I	1,819,214,334	44,020,310	41.33
Class R1	9,793,658	324,443	30.19
Class R2	69,207,578	1,824,313	37.94
Class R3	894,105,361	22,920,385	39.01
Class R4	623,207,010	15,539,048	40.11
Class R6	3,642,405,616	87,913,618	41.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $42.04 [100 / 94.25 x $39.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$110,124,473
Non-cash dividends	6,211,674
Dividends from affiliated issuers	4,895,587
Income on securities loaned	9,508
Other	2,478
Total investment income	$121,243,720
Expenses
Management fee	$35,388,053
Distribution and service fees	14,420,221
Shareholder servicing costs	9,194,567
Administrative services fee	625,710
Independent Trustees' compensation	129,311
Custodian fee	379,190
Shareholder communications	377,336
Audit and tax fees	80,205
Legal fees	57,986
Miscellaneous	888,960
Total expenses	$61,541,539
Fees paid indirectly	(717)
Reduction of expenses by distributor	(37,447)
Net expenses	$61,503,375
Net investment income (loss)	$59,740,345
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$508,881,042
Affiliated issuers	23,886
Foreign currency	33,353
Net realized gain (loss)	$508,938,281
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$925,126,667
Affiliated issuers	(3,216)
Translation of assets and liabilities in foreign currencies	57,167
Net unrealized gain (loss)	$925,180,618
Net realized and unrealized gain (loss)	$1,434,118,899
Change in net assets from operations	$1,493,859,244
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/23	11/30/22
Change in net assets
From operations
Net investment income (loss)	$59,740,345	$44,254,288
Net realized gain (loss)	508,938,281	330,909,876
Net unrealized gain (loss)	925,180,618	(1,448,758,228)
Change in net assets from operations	$1,493,859,244	$(1,073,594,064)
Total distributions to shareholders	$(404,444,258)	$(981,661,411)
Change in net assets from fund share transactions	$720,484,361	$811,254,190
Total change in net assets	$1,809,899,347	$(1,244,001,285)
Net assets
At beginning of period	9,996,604,483	11,240,605,768
At end of period	$11,806,503,830	$9,996,604,483
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$36.07	$43.82	$38.83	$34.13	$30.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.09	$0.13	$0.19
Net realized and unrealized gain (loss)	4.82	(4.04)	8.38	6.92	6.41
Total from investment operations	$4.97	$(3.92)	$8.47	$7.05	$6.60
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.06)	$(0.09)	$(0.27)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.42)	$(3.83)	$(3.48)	$(2.35)	$(2.81)
Net asset value, end of period (x)	$39.62	$36.07	$43.82	$38.83	$34.13
Total return (%) (r)(s)(t)(x)	14.38	(10.03)	23.43	21.97	24.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.71	0.70	0.71	0.72
Expenses after expense reductions (f)	0.71	0.71	0.70	0.70	0.70
Net investment income (loss)	0.42	0.32	0.21	0.38	0.62
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$4,680,572	$4,348,372	$5,146,629	$4,577,864	$4,439,886
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$28.72	$35.82	$32.52	$29.07	$26.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.13)	$(0.18)	$(0.10)	$(0.04)
Net realized and unrealized gain (loss)	3.80	(3.22)	6.90	5.81	5.47
Total from investment operations	$3.71	$(3.35)	$6.72	$5.71	$5.43
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.06)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.28)	$(3.75)	$(3.42)	$(2.26)	$(2.60)
Net asset value, end of period (x)	$31.15	$28.72	$35.82	$32.52	$29.07
Total return (%) (r)(s)(t)(x)	13.54	(10.71)	22.48	21.07	23.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.45	1.46	1.47
Expenses after expense reductions (f)	1.46	1.46	1.45	1.45	1.46
Net investment income (loss)	(0.33)	(0.44)	(0.54)	(0.37)	(0.14)
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$14,849	$19,508	$30,943	$37,539	$45,867

Class C	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$28.45	$35.52	$32.27	$28.86	$26.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.13)	$(0.18)	$(0.11)	$(0.04)
Net realized and unrealized gain (loss)	3.76	(3.19)	6.85	5.78	5.43
Total from investment operations	$3.67	$(3.32)	$6.67	$5.67	$5.39
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.28)	$(3.75)	$(3.42)	$(2.26)	$(2.54)
Net asset value, end of period (x)	$30.84	$28.45	$35.52	$32.27	$28.86
Total return (%) (r)(s)(t)(x)	13.53	(10.71)	22.50	21.08	23.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.46	1.45	1.46	1.47
Expenses after expense reductions (f)	1.47	1.46	1.45	1.46	1.47
Net investment income (loss)	(0.33)	(0.44)	(0.54)	(0.38)	(0.15)
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$53,149	$53,969	$72,795	$83,412	$88,997
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$37.57	$45.48	$40.17	$35.22	$31.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	$0.19	$0.21	$0.27
Net realized and unrealized gain (loss)	5.03	(4.21)	8.69	7.16	6.60
Total from investment operations	$5.28	$(3.99)	$8.88	$7.37	$6.87
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.15)	$(0.16)	$(0.34)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.52)	$(3.92)	$(3.57)	$(2.42)	$(2.88)
Net asset value, end of period (x)	$41.33	$37.57	$45.48	$40.17	$35.22
Total return (%) (r)(s)(t)(x)	14.66	(9.81)	23.75	22.27	25.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.46	0.45	0.46	0.47
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.66	0.57	0.46	0.61	0.85
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$1,819,214	$1,392,387	$1,295,848	$1,081,555	$448,834
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$27.88	$34.88	$31.74	$28.43	$25.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.13)	$(0.18)	$(0.11)	$(0.04)
Net realized and unrealized gain (loss)	3.68	(3.12)	6.74	5.68	5.34
Total from investment operations	$3.59	$(3.25)	$6.56	$5.57	$5.30
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.08)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.28)	$(3.75)	$(3.42)	$(2.26)	$(2.62)
Net asset value, end of period (x)	$30.19	$27.88	$34.88	$31.74	$28.43
Total return (%) (r)(s)(t)(x)	13.52	(10.71)	22.53	21.04	23.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.45	1.46	1.47
Expenses after expense reductions (f)	N/A	N/A	1.45	1.46	1.47
Net investment income (loss)	(0.34)	(0.44)	(0.54)	(0.39)	(0.15)
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$9,794	$26,186	$34,847	$31,338	$31,740

Class R2	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$34.60	$42.21	$37.56	$33.08	$29.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.02)	$0.04	$0.10
Net realized and unrealized gain (loss)	4.62	(3.88)	8.09	6.70	6.23
Total from investment operations	$4.68	$(3.86)	$8.07	$6.74	$6.33
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$—	$(0.15)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.34)	$(3.75)	$(3.42)	$(2.26)	$(2.69)
Net asset value, end of period (x)	$37.94	$34.60	$42.21	$37.56	$33.08
Total return (%) (r)(s)(t)(x)	14.10	(10.26)	23.11	21.66	24.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.96	0.95	0.96	0.97
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.97
Net investment income (loss)	0.17	0.06	(0.04)	0.12	0.35
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$69,208	$86,456	$99,936	$98,154	$108,772
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$35.53	$43.23	$38.35	$33.72	$30.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.08	$0.12	$0.18
Net realized and unrealized gain (loss)	4.75	(3.99)	8.27	6.85	6.33
Total from investment operations	$4.90	$(3.87)	$8.35	$6.97	$6.51
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.05)	$(0.08)	$(0.26)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.42)	$(3.83)	$(3.47)	$(2.34)	$(2.80)
Net asset value, end of period (x)	$39.01	$35.53	$43.23	$38.35	$33.72
Total return (%) (r)(s)(t)(x)	14.40	(10.05)	23.43	22.00	24.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.71	0.70	0.71	0.72
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.72
Net investment income (loss)	0.41	0.32	0.21	0.36	0.60
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$894,105	$767,181	$666,801	$630,579	$605,466

Class R4	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$36.50	$44.29	$39.21	$34.43	$30.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.19	$0.21	$0.26
Net realized and unrealized gain (loss)	4.89	(4.08)	8.46	6.99	6.45
Total from investment operations	$5.13	$(3.87)	$8.65	$7.20	$6.71
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.15)	$(0.16)	$(0.34)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.52)	$(3.92)	$(3.57)	$(2.42)	$(2.88)
Net asset value, end of period (x)	$40.11	$36.50	$44.29	$39.21	$34.43
Total return (%) (r)(s)(t)(x)	14.67	(9.81)	23.73	22.29	25.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.46	0.45	0.46	0.47
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.67	0.56	0.46	0.61	0.85
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$623,207	$542,762	$926,069	$845,653	$775,528
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$37.66	$45.57	$40.24	$35.27	$31.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.25	$0.23	$0.24	$0.30
Net realized and unrealized gain (loss)	5.03	(4.20)	8.70	7.18	6.60
Total from investment operations	$5.32	$(3.95)	$8.93	$7.42	$6.90
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.21)	$(0.18)	$(0.19)	$(0.37)
From net realized gain	(1.28)	(3.75)	(3.42)	(2.26)	(2.54)
Total distributions declared to shareholders	$(1.55)	$(3.96)	$(3.60)	$(2.45)	$(2.91)
Net asset value, end of period (x)	$41.43	$37.66	$45.57	$40.24	$35.27
Total return (%) (r)(s)(t)(x)	14.75	(9.72)	23.85	22.40	25.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.37	0.37	0.36	0.37	0.37
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.76	0.66	0.55	0.70	0.95
Portfolio turnover	20	20	17	39	23
Net assets at end of period (000 omitted)	$3,642,406	$2,759,785	$2,902,199	$2,285,191	$1,685,286

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Notes to Financial Statements  - continued
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$11,642,927,704	$—	$—	$11,642,927,704
Mutual Funds	169,621,985	—	—	169,621,985
Total	$11,812,549,689	$—	$—	$11,812,549,689
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $84,476,154. The fair value of the fund's investment securities on loan and a related liability of $90,405,525 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

Notes to Financial Statements  - continued
from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/23	Year ended 11/30/22
Ordinary income (including any short-term capital gains)	$53,001,905	$117,818,676
Long-term capital gains	351,442,353	863,842,735
Total distributions	$404,444,258	$981,661,411
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/23
Cost of investments	$6,627,192,407
Gross appreciation	5,416,049,930
Gross depreciation	(230,692,648)
Net unrealized appreciation (depreciation)	$5,185,357,282
Undistributed ordinary income	70,418,818
Undistributed long-term capital gain	399,483,094
Other temporary differences	9,235
Total distributable earnings (loss)	$5,655,268,429
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 11/30/23	Year ended 11/30/22
Class A	$171,644,615	$448,398,919
Class B	865,420	3,216,341
Class C	2,425,700	7,675,117
Class I	56,609,088	111,684,586
Class R1	1,188,713	3,734,920
Class R2	3,357,718	8,886,299
Class R3	30,673,601	58,976,828
Class R4	22,412,616	81,401,929
Class R6	115,266,787	251,875,230
Class 529A	—	5,042,699
Class 529B	—	73,670
Class 529C	—	694,873
Total	$404,444,258	$981,661,411
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $289,271 for the year ended November 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 11,072,321
Class B	0.75%	0.25%	1.00%	1.00%	166,124
Class C	0.75%	0.25%	1.00%	1.00%	518,287
Class R1	0.75%	0.25%	1.00%	1.00%	226,228
Class R2	0.25%	0.25%	0.50%	0.50%	423,390
Class R3	—	0.25%	0.25%	0.25%	2,013,871
Total Distribution and Service Fees					$14,420,221
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended November 30, 2023, this rebate amounted to $37,430, $1, and $16 for Class A, Class B, and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2023, were as follows:
Amount
Class A	$27,008
Class B	3,740
Class C	11,156
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended November 30, 2023, the fee was $1,435,033, which equated to 0.0134% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,759,534.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended November 30, 2023 was equivalent to an annual effective rate of 0.0058% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,848 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,985 at November 30, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended November 30, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,578,685.
(4) Portfolio Securities
For the year ended November 30, 2023, purchases and sales of investments, other than short-term obligations, aggregated $2,425,668,494 and $2,105,748,945, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 11/30/23		Year ended 11/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,556,850	$308,734,393	8,020,434	$296,311,599
Class B	4,398	121,592	8,007	232,543
Class C	344,909	9,680,294	288,555	8,179,222
Class I	16,890,214	630,446,226	13,151,473	491,490,620
Class R1	140,617	3,942,885	167,327	4,878,950
Class R2	394,429	13,683,553	716,373	25,937,872
Class R3	4,726,059	171,273,629	10,412,452	417,981,560
Class R4	4,448,353	160,299,284	2,889,844	110,908,860
Class R6	32,627,533	1,237,248,246	20,655,441	773,146,975
Class 529A	—	—	268,782	10,281,303
Class 529B	—	—	29	951
Class 529C	—	—	4,338	134,567
	68,133,362	$2,535,430,102	56,583,055	$2,139,485,022
Shares issued to shareholders in reinvestment of distributions
Class A	4,508,174	$155,712,370	9,857,780	$406,083,266
Class B	31,304	856,172	95,500	3,157,658
Class C	85,785	2,323,051	228,635	7,485,731
Class I	1,418,816	50,992,250	2,357,824	100,896,031
Class R1	44,840	1,188,713	116,386	3,734,920
Class R2	100,277	3,324,192	221,830	8,787,289
Class R3	901,900	30,673,601	1,452,683	58,917,739
Class R4	346,327	12,079,885	1,350,525	56,210,131
Class R6	2,925,187	105,306,704	5,304,045	227,341,794
Class 529A	—	—	120,627	4,868,506
Class 529B	—	—	2,267	72,723
Class 529C	—	—	20,625	643,084
	10,362,610	$362,456,938	21,128,727	$878,198,872

Notes to Financial Statements  - continued
	Year ended 11/30/23		Year ended 11/30/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(15,486,604)	$(560,521,449)	(14,765,900)	$(549,863,983)
Class B	(238,141)	(6,763,329)	(288,097)	(8,481,694)
Class C	(604,203)	(16,869,756)	(669,601)	(19,347,704)
Class I	(11,353,625)	(434,607,560)	(6,938,648)	(262,676,788)
Class R1	(800,301)	(22,428,848)	(343,523)	(9,894,699)
Class R2	(1,169,154)	(41,890,460)	(806,938)	(29,514,428)
Class R3	(4,297,497)	(152,872,429)	(5,700,567)	(208,245,939)
Class R4	(4,126,817)	(151,826,797)	(10,277,175)	(425,332,955)
Class R6	(20,928,538)	(789,622,051)	(16,352,148)	(627,332,198)
Class 529A	—	—	(1,726,479)	(58,794,513)
Class 529B	—	—	(21,754)	(656,618)
Class 529C	—	—	(214,959)	(6,288,185)
	(59,004,880)	$(2,177,402,679)	(58,105,789)	$(2,206,429,704)
Net change
Class A	(2,421,580)	$(96,074,686)	3,112,314	$152,530,882
Class B	(202,439)	(5,785,565)	(184,590)	(5,091,493)
Class C	(173,509)	(4,866,411)	(152,411)	(3,682,751)
Class I	6,955,405	246,830,916	8,570,649	329,709,863
Class R1	(614,844)	(17,297,250)	(59,810)	(1,280,829)
Class R2	(674,448)	(24,882,715)	131,265	5,210,733
Class R3	1,330,462	49,074,801	6,164,568	268,653,360
Class R4	667,863	20,552,372	(6,036,806)	(258,213,964)
Class R6	14,624,182	552,932,899	9,607,338	373,156,571
Class 529A	—	—	(1,337,070)	(43,644,704)
Class 529B	—	—	(19,458)	(582,944)
Class 529C	—	—	(189,996)	(5,510,534)
	19,491,092	$720,484,361	19,605,993	$811,254,190
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2023, the fund’s commitment fee and interest expense were $53,387 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$114,818,204	$1,391,566,931	$1,427,189,345	$23,886	$(3,216)	$79,216,460

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,895,587	$—

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of
Massachusetts Investors Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the “Fund”), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and  others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 16, 2024

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.

Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski

Board Review of Investment Advisory Agreement
Massachusetts Investors Growth Stock Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st  quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund.  They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints.  Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $419,939,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended November 30, 2023 and 2022, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2023	2022
Massachusetts Investors Growth Stock Fund	63,248	58,516

For the fiscal years ended November 30, 2023 and 2022, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To Massachusetts Investors	0	0	636	632	0	1,721
Growth Stock Fund

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related	0	520,036	0	0	3,600	111,415
Entities of Massachusetts
Investors Growth Stock Fund*

Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2023		2022
To Massachusetts Investors Growth Stock			178,986		884,234
Fund, MFS and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a- 1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 12, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 12, 2024

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 12, 2024

* Print name and title of each signing officer under his or her signature.